FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2024
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

6. FAIR VALUE MEASUREMENTS

The fair value of the Group financial assets and liabilities as of December 31, 2023 and 2024 approximates their carrying value.

Investments measured at fair value on a recurring basis

Cash and cash equivalents, including term deposits and money market funds, are measured at fair value and classified as Level 1 within the fair value hierarchy, as their valuation is based on quoted prices for identical assets in active markets or on inputs derived from quoted prices for similar instruments in active markets.

Debt securities are classified as Level 2 within the fair value hierarchy, as their fair value is determined using quoted market prices when available or through alternative pricing sources and models that rely on market-observable inputs.

Investments measured at fair value on a nonrecurring basis

The Group’s non-marketable equity securities represent investments in privately held companies without readily determinable market values. The carrying value of these securities is adjusted to fair value based on observable transactions involving identical or similar investments of the same issuer or due to impairment. During the years ended December 31, 2023, and December 31, 2024, all non-marketable equity securities were remeasured due to impairment and primarily classified as Level 3 investments.

Loans granted to employees

The Group assesses the fair value of loans granted for disclosure purposes. The carrying amount of these loans closely approximates their fair value.

There were no transfers of financial assets and liabilities between the levels of the fair value hierarchy for the years ended December 31, 2022, 2023 and 2024.